INVESTOR UPDATE 2nd Quarter 2024

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; adverse developments in the financial services industry generally such as the bank failures in 2023 and any related impact on depositor behavior; risks related to the sufficiency of liquidity; the potential adverse effects of unusual and infrequently occurring events such as the COVID-19 pandemic and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the wars in Ukraine and the Middle East; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended March 31, 2024. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

3 Western Alliance Bancorporation Overview Summary The Bank for All Seasons A national commercial bank anchored in attractive regional markets with specialty business lines providing sophisticated sector and product expertise to clients Our differentiated, value-added banking services centered around sector expertise and solving business-critical pain- points builds deep, long-lasting client relationships Diversified business model provides flexibility and responsiveness to changing market conditions to generate long-term superior risk-adjusted returns NYSE WAL Headquarters Phoenix, AZ IPO 2005 Market Cap1 $7.2bn Offices 56 Employees 3,300+ NPAs/Assets2 0.53% LTM NCOs/ Avg. Loans 0.07% Total Assets $77.0bn LTM Adj. ROAA2 1.15% LTM Adj. ROTCE2 15.4% TBV per Share 5-Year CAGR 15.3% AMERICAN BANKER Note: Financial data as of March 31, 2024; 1) Market data as of May 17, 2024; 2) Refer to slide 2 for further discussion of Non-GAAP financial measures. 3) Nonperforming assets includes nonaccrual loans and repossessed assets

4 Q1-24 Q4-23 Q1-23 Interest Income $ 1,055.0 $ 1,039.0 $ 968.9 Interest Expense (456.1) (447.3) (359.0) Net Interest Income $ 598.9 $ 591.7 $ 609.9 Mortgage Banking Related Activity 91.7 56.9 73.3 Fair Value Gain (Loss) Adjustments, Net 0.3 1.3 (147.8) Loss on Sales of Investment Securities (0.9) (14.8) (12.5) Other 38.8 47.1 29.0 Non-Interest Income $ 129.9 $ 90.5 $ (58.0) Net Revenue $ 728.8 $ 682.2 $ 551.9 Salaries and Employee Benefits (154.9) (134.6) (148.9) Deposit Costs (137.0) (131.0) (86.9) Insurance (58.9) (108.6) (15.7) Gain on Extinguishment of Debt — 39.3 12.7 Other (131.0) (127.0) (109.1) Non-Interest Expense $ (481.8) $ (461.9) $ (347.9) Pre-Provision Net Revenue1 $ 247.0 $ 220.3 $ 204.0 Provision for Credit Losses (15.2) (9.3) (19.4) Pre-Tax Income $ 231.8 $ 211.0 $ 184.6 Income Tax (54.4) (63.1) (42.4) Net Income $ 177.4 $ 147.9 $ 142.2 Dividends on preferred stock (3.2) (3.2) (3.2) Net income available to common stockholders / Ex. notable items1 $ 174.2 / $187.7 $ 144.7 $ 139.0 Diluted Shares 109.0 108.7 108.3 Earnings Per Share/ Ex. notable items1 $ 1.60 / $1.72 $ 1.33 $ 1.28 1. Refer to slide 2 for further discussion of Non-GAAP financial measures. 2. Gain on Sale margin represents spread as of the interest rate lock commitment date. 1st Quarter 2024 | Financial Highlights Highlights 1 2 3 4 5 Net Interest Income increased $7.2 million primarily from higher earning asset balances and lower average borrowings Non-Interest Income increased $39.4 million primarily driven by the following: • An increase in net loan servicing revenue and lower losses on investment securities sales Mortgage Banking Metrics • $9.7 billion mortgage loan production in Q1 (85% purchase / 15% refinance), down 4% compared to Q4 and up 22% to Q1 2023 • $9.8 billion interest rate lock commitment volume in Q1, down 6% compared to Q4 and up 20% to Q1 2023 • Gain on Sale margin2 of 29 bps in Q1, compared to 30 bps in Q4 and 26 bps in Q1 2023 • $65.6 billion in servicing portfolio UPB Insurance decreased $49.7 million, primarily related to an FDIC special assessment charge of $17.6 million in Q1 compared to $66.3 million in Q4 Provision for Credit Losses of $15.2 million, mostly due to loan growth, net charge-offs of $9.8 million, and a stable economic outlook Income Tax decreased $8.7 million despite higher pre-tax income as the Q4 effective tax rate was impacted by timing of benefits from Low-Income Housing Tax Credit investments 1 5 2 3 4 Dollars in millions, except EPS

WAL’s Value Proposition 5 1 Diversified business model – flexibility to sustain sound growth across market cycles 2 Specialized, high quality loan portfolio – deep client segment expertise and underwriting acumen 3 Differentiated deposit franchise – specialized, national channels serving secularly strong industries 5 Demonstrated conservative credit culture – superior through-cycle asset quality 6 Shareholder-focused capital management – robust TBV per share accumulation Leading national commercial bank with unique combination of sustained high-quality growth, leading profitability, and dependable earnings 4 Leading profitability – sturdy PPNR generation 7 Consistent, superior earnings performance

WAL’s Thoughtful Evolution 6 Deliberate evolution from a Nevada-focused community bank to a national commercial bank Nevada Community Bank (1994 – 2002) Regional Bank with a National Reach (2010 – 2017) 1994 Founded as Bank West of Nevada 2003 Opened de novo Torrey Pines Bank in SoCal 2005 IPO 2015 Acquisition of Bridge Bank 2021 Crossed $50B in assets 2021 Acquisition of AmeriHome Mortgage 2016 Acquisition of GE Hotel Finance Portfolio 2003 Opened de novo Alliance Bank of AZ Ke y Co rp or at e Ev en ts N ew B us in es s Li ne s Total Assets ($Bn) 4Q’02 $0.9 4Q’09 $5.8 2Q’14 $10.0 4Q’17 $20.3 2Q’19 $25.3 3Q’21 $52.8 1Q’24 $77.0 Specialty Business Lines Nascent Regional Bank (2003 – 2009) Dec-2002 WAL investors acquire to expand regionally 2Q’05 $2.6 National Commercial Bank (2018 – Present) Technology & Innovation (’15) Hotel Franchise Finance (’16) Municipal / Public Finance (’11) Resort Finance (’12) Business Escrow Services (’20) Juris Banking (’19) Digital Asset Banking (’21) Gaming (’19) Entertainment & Media (’21) Specialized Mortgage Services (’10) Corporate Trust Services (’21) Digital Consumer Channel (’22) Trade Finance (’22) Aerospace & Defense (’23) Homeowners Assoc. (’08) Homebuilder Finance (’13)

Branch-Lite, National Commercial Bank 7 A national commercial bank anchored in attractive regional markets with specialty business lines providing sophisticated sector and product expertise to clients States with licensed depositories WAL’s branch network represented by major MSAs Physical office location of business development employees Remote locations of business development employees Specialty Business Line Growth Business development offices primarily driven by loan and deposit initiatives for: − Bridge Bank / Tech & Innovation − Warehouse Lending − National CRE − Juris Banking − Business Escrow & Corporate Trust Services − HOA Services

8 WAL actively adapts business and capital allocation in response to changing external environment Note: Illustrative as business objectives are not mutually exclusive and image does not represent full suite of WAL divisions, products and services. Treasury Mgmt. SalesGeographic Diversification Regional Commercial Banking Mortgage Banking Finance Specialty Depository Services Client Sector Expertise Mortgage Warehouse Corres- pondent Mortgage HOA Bus. Escrow & Corp. Trust Svcs. National Business Lines Regional Banking Divisions Specialty C&I Municipal & Nonprofit Homebuilder Finance National commercial bank anchored in attractive regional markets Pristine asset quality, source of escrow deposits and mortgage fee income Differentiated Deposit Franchises Specialized, B2B2C national channels serving secularly strong industries Highly scalable, uncorrelated source of granular deposits & consumer relationships Deep segment & product expertise supports cyclical business lines Growth trajectory maintained with prudent credit risk management Comm’l Banking Business Banking Juris Banking Diversified Business Model Allows Flexibility to Sustain Risk-Adjusted Returns • Tech & Innovation • Gaming • Enter. & Media • Aerospace & Def. • Hotel Franchise • Office • Resort Finance AmeriHome • Gain on Sale • Servicing Income • Residential loan purchases Digital Consumer ChannelNational Platform Proprietary Delivery Small Business Banking

9 • Deliberate, decade-long business transformation strategy • Nearly 70% of GFC losses from 4Q09 to 4Q12 came from categories comprising 44% of portfolio at 4Q09, which today makes up <6% of loans • Losses concentrated in Nevada and consumer lending during GFC • Since year-end 2013, cumulative NCOs of $69mm vs total ACL of $373mm today • Diverse mix of regionally-focused commercial banking divisions and nationally-oriented, specialized businesses • National reach and deep segment expertise enables selective relationships with strong counterparties, leading profitability and superior company risk management • Nevada loan concentration reduction: 40% to <6% • National lending diversification: 21% to 49% • CRE loan concentration reduction: 54% to 23% • 49% of loans in low-to-no-loss categories today Highlights Deliberate business transformation emphasizes underwriting specialization and diversification strategy, which sustains superior asset quality Loan Portfolio: 2010 G eo gr ap hy Ch ar ac te ris tic s • Community banking focused • Nevada concentrated • Local business C&I and HNW developers 40.4% 21.9% 17.0% 20.7% NV CA AZ Other Other C&I 20% CRE, Owner Occupied 28% CRE, Non-Owner Occupied 24% Hotel 2% Warehouse Lending 1% Residential 11% C&D 10% Other 4% • National, specialized commercial bank • Regional footprint • Specialty C&I and institutional sponsor-backed developers Loan Portfolio: 1Q24 20% of Loans Credit Protected $50.7 Bn$4.2 Bn Co m po si tio n Municipal & Nonprofit 3% Tech & Innovation 6% Other C&I 15% CRE, Owner Occupied 3% CRE, Non- Owner Occupied 13% Hotel Franchise Finance 7% Warehouse Lending 14% Residential 28% C&D 9% Business Transformation 35.4% 10.2% 5.6% 48.8% CA AZ NV Other Equity Fund Resources 2%

Peers1 Median: 8.8% Top Quart.: 13.1% Specialized, High Quality Loan Portfolio 10 Highlights Diversified by product, client-type and geography emphasizing underwriting discipline 29% 9% 19%4% 39% Resi. & Consumer Const. & Land CRE, NOO CRE, OO C&I Q1-24 Loans HFI by Product Type Warehouse Lending 14% Municipal & Nonprofit 3% Tech & Innovation 6% Other C&I 15% CRE, OO 3% CRE, NOO 13% Hotel Franchise Finance 7% Residential 28% Equity Fund Resources 2% C&D 9% Loans and Loan Yields • Diverse mix of regionally-focused commercial banking divisions & nationally-oriented specialty business lines providing sophisticated sector and product expertise to clients • Leverages deep segment expertise to provide specialized banking services to niche markets across the country • Segment-focused model supports superior client value and company risk management • National reach enables selective relationships with highest asset quality and profitability Dollars in billions WAL 21.5% 1) Peers consist of 19 publicly traded banks headquartered in the US with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of March 31, 2024; Source: S&P Global Market Intelligence. Loan CAGR Sources of Loan Growth (1Q20 – 1Q24) Q1-24 Loans HFI by Borrower Type • Accelerated growth in NBLs and Residential has contributed to loan diversification and evolution of strategy into low-to- no-loss loan categories • ~64% of 4-year growth in low-to-no-loss categories 44% Residential 16% Warehouse Lending 20% Regional Banking 20% Other NBLs $8.4 $11.1 $13.2 $15.1 $17.7 $21.1 $27.1 $39.1 $51.9 $50.3 $50.7 5.23% 5.18% 5.40% 5.62% 5.82% 5.83% 4.79% 4.32% 4.74% 6.53% 6.77% -5.00% -3.00% -1.00% 1.00% 3.00% 5.00% 7.00% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24

11 • A decade of business transformation has resulted in consistent relative outperformance in asset quality and credit metrics • Asset quality remained strong during height of the pandemic • Improvement / stabilization in non- accruals reflects timely identification and resolution of problem loans before realizing losses • Credit mitigation expertise is critical with a weaker macro backdrop • 20% of loan portfolio is now credit protected, consisting of government guaranteed, Credit Linked Notes-protected, and cash secured assets1 Net Charge-Offs / Average Loans Non-Accrual Loans / Loans Note: Peers consist of 19 publicly traded banks headquartered in the US with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of March 31, 2024. Source: S&P Global Market Intelligence. 1) As of March 31, 2024 CLNs cover a substantial portion of Residential ($9.0 billion) loans outstanding. 2) Q1-24 for WAL and MRQ for peers. Classified Loans / Loans Demonstrated Conservative Credit Culture Highlights Classified Asset Mix 10% Hotel 24% Office 2% Other 0.08% 0.06% 0.00%0.02% 0.06% 0.02% 0.06% 0.01% 0.02% -0.06%-0.07% 0.30% 0.24% 0.11% 0.10% 0.26% 0.19% 0.16% 0.18% 0.20% 0.16% 0.20% MRQ2023202220212020201920182017201620152014 2 0.71%0.75% 0.54% 0.74%0.82% 0.70% 1.18%1.14% 1.14% 1.50% 1.87% 2.25% 1.57% 1.43%1.48% 1.84% 1.35% 1.07% 1.55% 1.85% 2.01% 1.79% MRQ2023202220212020201920182017201620152014 2 2 0.79% 0.54% 0.16%0.19% 0.43% 0.27% 0.16% 0.29%0.31% 0.44% 0.81% 0.58% 0.52%0.41% 0.50% 0.66% 0.51% 0.44% 0.48% 0.72%0.71% 0.63% MRQ2023202220212020201920182017201620152014

Historical Loan Migration Near Peer Median Reflects “Early Identification and Elevation” Credit Strategy 12 Quarterly Criticized Loans / Gross Loans Q1-14 to Q1-24 Peer group consists of WAL and 19 major exchange-traded US banks with total assets between $50B and $250B as of March 31, 2024. Data include the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence. Since 2014, WAL’s level of criticized loans has ranked at the top of peer banks… 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% Max Average Peer Group Maximum of Peers Avg of Peers Minimum of Peers Amount Bank Amount Amount Bank Average 707 bps BPOP 339 bps 213 bps FCNC.A Maximum 1,159 bps BPOP 645 bps 440 bps WAL

Proactive migration enhances oversight and mitigates credit losses 13 Annualized Net Charge-Offs Q 1-14 to Q1-24 Peer group consists of WAL and 19 major exchange-traded US banks with total assets between $50B and $250B as of March 31, 2024. Data include the effects of M&A transactions for peers and have not been adjusted. Source: S&P Global Market Intelligence. … while WAL’s proactive credit mitigation strategy has produced the lowest volatility and average losses among our peer group. 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% Max Average Peer Group Maximum of Peers Avg of Peers Minimum of Peers Amount Bank Amount Amount Bank Average 71 bps BPOP 21 bps 1 bp WAL Maximum 162 bps BPOP 63 bps 13 bps WAL

14 Specialized underwriting expertise and conservative sector allocations position portfolio to withstand economic uncertainty Conservative, Economically Resilient Portfolio Positioning Insured (20%) • Residential • Early Buyout (“EBO”) Resi. & Other Government-Guaranteed or Cash-Secured Assets • Warehouse Lending • Includes Core WH Lending, Note Financing, MSR financing • Residential • Low LTVs; DQs significantly below national percentages • Equity Fund Resources • Capital Call & Subscription LOCs • Underwrite LPs behind private funds • Municipal / Public Finance • CRE – Industrial & Medical • HOA • Extremely low LTVs; lien in front of homeowner’s first mortgage Resilient (33%) • Regional CRE – Investor • Hotel Franchise Finance (ex-Central Business District) • Regional C&I • Regional CRE - Owner Occupied • Corporate Finance • Lot Banking • Specialty Business Lines • Gaming – Off-strip, middle market gaming companies and tribal gaming enterprises • Resort – Timeshare resort developers; hypothecation of consumer receivables • Other Specialty Business Lines 18% 2% 9% 14% 2% 2% • Construction (ex-Lot Banking) • Focused on note-on-note financing and Built-to-Rent developments • Tech & Innovation • Established tech firms with operating and financial flexibility, validated product, path to profitability • Hotel Franchise Finance (CBD only) • Large, sophisticated hotel sponsors who operate >25 hotels • 90% operate >10 properties with top franchisor flags • Small Business, CRA-Related, and Consumer Resistant (31%) More Sensitive (16%) 7% 6% 2% 1% 1% 1% 5% 3% 8% 6% 3% Credit protected, government guaranteed and cash-secured Historically low-to-no-loss loan categories Limited uncovered collateral risk, underwriting expertise, and strong counterparties Categories more directly correlated to economic growth 9% 1% Avg Loss Rate: 0.14% Max Loss Rate: 0.68% Avg Loss Rate: 0.11% Max Loss Rate: 0.22% Avg Loss Rate: 0.00% Max Loss Rate: 0.10% Avg Loss Rate: 0.00% Max Loss Rate: 0.00% Note: Average and maximum loss rates are quarterly annualized and from the period of Q1-14 – Q1-24.

1) Total Loan ACL includes allowance for unfunded commitments. 2) Ratio includes an allowance for credit losses of $14.2 million as of March 31, 2024 related to a pool of loans covered under 3 separate credit linked notes. 3) Early Buyout Loans are government guaranteed. 4) Loss rates are based on the period from Q1-14 – Q1-24.; 5) CRE/TRBC data as of March 31, 2024 for WAL, MRQ for $50B - $250B asset peers. Several peers’ CLD estimated from Call Reports. Reserve levels enhanced by credit protection and low loss loan categories ACL Supported by Loan Mix and Strong Capital 15 • WAL remains appropriately reserved, especially when considering credit protection from CLNs and historically low loss loan categories • Adjusted Total Loan ACL / Funded Loans of 1.31% • 10x historical maximum annual loss rate4 • Reserves are a multiple of average losses times portfolio duration • Estimated weighted average duration of the loan portfolio is <4 years • Adj. total ACL covers >25x historical average annual loss rate4 x duration • Consumer exposure almost entirely in high FICO Residential Mortgages • De minimis non-residential consumer exposure and materially below-peer consumer losses over the last 5 years Adjusted Total Loan ACL / Funded Loans: Q1-24 476% 422%366% 290% 250%250% 158% 156% 153%138% 128% 126%115% 113%101% 95% 69% 68% 58% 51% 0% 200% 400% 600% MRQ Peer CRE (inc. Multi-Family ex. CLD) / Total Risk-Based Capital Highlights Loan Mix and LGD Matters to ACL Ratio Dollars in billions Source: S&P Global Market Intelligence Loan % NCO % (Q1-24) (2019-YTD) Residential WAL 29% 0.00% 75th Pct 20% 0.01% Median 17% 0.00% 25th Pct 10% -0.01% Consumer WAL 0.1% 0.18% 75th Pct 19% 1.09% Median 9% 0.84% 25th Pct 4% 0.53% P ee rs P ee rs Higher Proportion in Low Loss Resi Lower Proportion in Higher Loss Consumer

Note: Borrowings include customer repurchase agreements; Cost of Funds defined as total expense paid on interest bearing liabilities divided by the sum of average interest- bearing liabilities and average non-interest bearing demand deposits. Diversified funding channels provide secular growth trends and reflect long- term relationships Scalable, Differentiated Deposit Franchise 16 • $62.2Bn in total deposits, typically tied to lending relationships • WAL benefits from holding customer’s primary relationship • Scalable, specialized funding channels, such as HOA, Juris Banking, Business Escrow & Corporate Trust Services, and Tech & Innovation • Core deposits fund balance sheet growth • Deposits comprise 90% of total funding • 81% Loan (HFI)-to-Deposit ratio • 30% of total deposits are noninterest-bearing • ~61% of which are Earnings Credit Rate-related • Earnings Credit Rate-related deposit balances of $22.2 billion • ~50% associated with non-interest bearing accounts Q1-24 Deposit Base Deposits, Borrowings, and Cost of Funds 25.2% CAGR 22.7% CAGR Dollars in billions Highlights Q1-24 Deposit Composition 29% 20% 8% 14% 9% 2% 6% 12% Regions Mtg WH Tech & Innov. HOA Juris Banking Bus. Escrow/Corp. Trust Digital Consumer Other/Wholesale 30% 26% 27% 17% Nonint. Bearing DDA MMDA & Savings Interest Bearing DDA CDs 61% of NIB DDAs are ECR-related $6.6 $7.9 $8.9 $9.5 $11.7 $14.3 $18.5 $26.3 $33.9 $40.8 $43.8 $2.3 $4.1 $5.6 $7.4 $7.5 $8.5 $13.4 $21.3 $19.7 $14.5 $18.4 $0.5 $0.4 $0.4 $0.8 $0.9 $0.4 $1.0 $2.4 $7.2 $8.1 $7.10.36% 0.30% 0.31% 0.37% 0.64% 0.86% 0.34% 0.25% 0.80% 2.59% 2.69% -10.00% -8.00% -6.00% -4.00% -2.00% 0.00% 2.00% 4.00% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings Cost of Funds

17 Interest Bearing Deposits and Cost Loans and HFI Yield Deposits, Borrowings, and Cost of Liability Funding Securities Portfolio and Yield Non-Interest Bearing Deposits Total Borrowings Highlights Net Interest Drivers Dollars in billions, unless otherwise indicated Interest Bearing DepositsInterest Bearing Deposits Total Investments HFI Loans HFS Loans • Loan yields increased 12 bps due to asset repricing in higher rate environment • Loans, HFI growth back-weighted to end of quarter: End of period balance was ~$1 billion higher than average balance • Yield on Loans, HFS increased 9 bps to 6.51% • Securities Portfolio yields decreased 33 bps, primarily related to $4.8 billion growth in HQLA securities • Enhanced liquidity profile: Unencumbered HQLAs and cash represent 52% of Securities & Cash, compared to 26% in Q4 • Cost of interest-bearing deposits increased 11 bps, and total cost of funds remained flat at 2.82% • Prioritizing optimization of liability structure by utilizing deposits to pay down short-term borrowings and build HQLA securities • Average short-term borrowings decreased $1.8 billion in Q1 to $3.7 billion, or 8%, of average interest-bearing liabilities, compared to 12% in Q4

ROAA Leading Profitability 18 • ROAA and ROATCE have consistently exceeded peers over the last 10 years • Net Interest Income remained stable from 2023 due to average earning asset growth and the rising rate environment • NIM decreased 5 bps, driven by higher interest expense on deposits • PPNR declined $87 million, or 7.2%, from 2023 ROATCE Note: Peers consist of 19 publicly traded banks headquartered in the US with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of March 31, 2024; Source: S&P Global Market Intelligence. 1) Q1 2024 for WAL and most peers and Q4 2023 four quarter average for the remainder. 2) Current period and 2023 ROAA, ROATCE, and PPNR for WAL are adjusted. Pre-Provision Net Revenue ($MM) Net Interest Income ($MM) Highlights 1.50% 1.56% 1.61% 1.72% 2.05% 2.00% 1.61% 1.83% 1.62% 1.24% 1.18% 0.95% 0.87% 0.84% 0.97% 1.33% 1.25% 0.81% 1.27% 1.09% 1.08% 0.94% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24 WAL Peers 18.5% 17.8% 17.7% 18.3% 20.6% 19.6% 17.7% 26.2% 25.4% 18.0% 16.8% 10.3% 9.6% 10.8%11.6% 15.0% 14.8% 9.8% 16.5% 17.5% 16.9% 14.2% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1-24 WAL Peers 1,2 $202 $262 $369 $469 $533 $624 $746 $1,102 $1,384 $1,207 $1,120 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 LTM 21,2 $385 $493 $657 $785 $916 $1,040 $1,167 $1,549 $2,216 $2,339 $2,328 4.42% 4.51% 4.58% 4.65% 4.68% 4.52% 3.97% 3.41% 3.67%3.65% 3.60% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.0 $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 LTM NII NIM 2

493% 561% 73% 133% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 MRQ Note: Peers consist of 19 publicly traded banks headquartered in the US with total assets between $50B and $250B, excluding target banks of pending acquisitions, as of March 31, 2024. TSR through March 31, 2024. Source: S&P Global Market Intelligence. 1) Q1-24 for WAL and MRQ for peers. 2) Refer to slide 2 for further discussion of Non-GAAP financial measures. 19 Shareholder-Focused Capital Management Robust Capital Levels Long Term Growth in TBV per Share CET1 Peer CET11 TCE/TA Peer TCE/TA1 WAL consistently generates more capital than needed to support organic growth Common Equity Tier 1 • CET1 has expanded by 230 basis points since Q3 2022 to 11.0% at Q1 2024 Tangible Common Equity / Tangible Assets2 • TCE / TA increased 30 bps from 2022 to 6.8%, primarily from earnings growth and less impact from AOCI TBV Growth and Total Shareholder Return • 19.1% TBVPS CAGR since year-end 2013 • TBVPS has increased more than 6x that of peers • Strong returns bolster capital appreciation above peers Total Shareholder Return 1 Highlights 9.3% 9.7% 10.0% 10.4% 10.7% 10.6% 9.9% 9.1% 9.3% 10.8% 11.0% 8.6% 9.2% 9.4% 9.6% 10.2% 10.3% 8.6% 7.3% 6.5% 7.3% 6.8% 8.6% 8.9% 8.7% 8.9% 8.6% 8.5% 7.8% 7.3% 6.5% 6.8% 6.7% 11.2% 10.6% 10.7% 11.1% 10.6% 10.0% 10.0% 10.0% 9.9% 10.5% 10.5% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 MRQ1 WAL WAL with Dividends Added Back Peer Median Peer Median with Dividends Added Back WAL Peer Top Quartile Peer Median KRX 1-Year 87% 47% 34% 10% 3-Year -27% 14% 2% -16% 5-Year 73% 79% 38% 5% 10-Year 189% 157% 111% 28%

Appendix

Business Line Spotlight: National Leader in HOA Banking 21 Customized, industry-leading solutions for Community Management Companies Continuous Investments Drive Sustained Growth Dollars in billions • Robust API solution enabling clients to connect and integrate daily banking functions with accounting software programs • Integrates with industry leading software providers to show key financial information in one platform • Provides clients with real-time banking and transfers • Automatically posts homeowner payments • Offers automated fraud prevention • Expertise grounded in community associations and deep banking experience, along with tech-forward solutions • Serving 35,000+ community associations nationwide • 1.5mm homeowner payments processed each month • $8.7Bn in deposits from associations’ operating and reserve accounts • $0.3Bn in loans for renovation and capital improvement projects Powerful Software Integration Through API Solutions Designed for unique client needs to enhance business operations and efficiencies Dedicated Service & Tailored Banking Solutions $8.7 $7.8 $6.6 $5.4 $3.9 $3.2 $2.6$2.2$1.9 $1.3$0.9$0.7 Q1-2420232022202120202019201820172016201520142013 Integrated Solution Connects Homeowners, Management Company and WAL ePay Portal AAB Connect Portal Dashboard Detailed solutions for management Easy-to-use payment features for homeowners 27.1% CAGR

22 ABCB ASB BAC BANC BKU BOKF BPOP C CADE CBSH CFG CFR CMA COLB EWBC FCNC.A FHN FIBK FITB FNB FULT GBCI HBAN HWC JPM KEY MTB NYCB ONB OZK PB PNC PNFP RF SFNC SNV SSB TCBI TFC UBSI UCBI UMBF USB VLY WAFD WAL WBS WFC WTFC ZION 50% 55% 60% 65% 70% 75% 80% 85% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% In su re d/ Co lla te ra liz ed D ep os its % (M RQ ) CET1 adj. for AOCI (MRQ) Superior Deposit Liquidity and Fortified Adjusted Capital Excellent Combined Insured/Collateralized Deposits & CET1 Capital Adjusting for AOCI Securities Marks Insured Deposits % vs. CET1 Adj. (Incl. of AOCI Unrealized Securities Marks) for Top 50 Banks by Assets Insured/collateralized deposits for peers from SEC filings or, secondarily, from 3/31/24 RC-O data. Collateralized deposits for peers uses YE23 RC-E data. Includes Top-50 publicly traded banks headquartered in the US by assets as of March 31, 2024. Source: S&P Global Market Intelligence, Call reports. WAL Adj. CET1: 10.0% (Q1-24)

23 Commercial Real Estate Investor Statistics CRE Investor Portfolio ($9.6 billion; 19% of Total Loans) Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisal at origination and utilizing, in most cases, “as stabilized” values for income producing properties. Underwriting Criteria and Mitigating Factors Distribution by LTV • Low LTV & LTC (50% to low 60%) range underwriting in areas minimizes tail risk • Simple capital structure - no junior liens or mezzanine debt permitted within our structures • Majority of CRE Investor (bulk of total CRE) is located in our core footprint states • Early elevation, proactive and comprehensive review of CRE portfolio and re-margin discussions with sponsors where sweep/re-margin provisions have been triggered Low uncovered risk with re-margin provisions • Only $652 million of Multi-Family concentrated in western regional markets • No exposure to NYC area Multi-Family Limited Multi-Family Exposure

24 Commercial Real Estate Investor: Office Distribution by LTV Note: LTV data assumes all loans are fully funded; based on most recent appraisals or appraisal at origination and utilizing, in most cases, “as stabilized” values for income producing properties. Key MSA Exposures $2.5 Billion; 26% of Total CRE Investor; 5% of Total Loans Underwriting Criteria and Mitigating Factors • Primarily shorter-term bridge loans for repositioning or redevelopment projects • Strong sponsorship from institutional equity and large regional and national developers • All direct relationships generated by WAL • Significant up-front cash equity required from sponsors • Conservative loan-to-cost underwriting • Average LTV < 55%; Average LTC ~62% • No junior debt / mezzanine • Largely suburban exposure in “Work From Home” MSAs • 2% in CBD, 10% in Midtown, 1% Small City/Town and 87% in Suburban MSAs • Focused on B+ properties accompanied by attractive amenities or those in core locations with appropriate business plans to reposition • Class A: 62%, Class B: 35%, Class C: 3% • 93% of Class B & C exposures have LTVs < 70% • Limited near-term maturity risk • 11% to mature in 2024; 89% maturing in 2025 and beyond